Exhibit 99.1

NEWS RELEASE

HEALTH CARE PROPERTY INVESTORS, INC.

REPORTS RESULTS FOR THE QUARTER ENDED MARCH 31, 2005

LONG BEACH, CA, May 2, 2005 — Health Care Property Investors, Inc. (NYSE:HCP), a healthcare real estate investment trust (“REIT”), today announced operating results for the quarter ended March 31, 2005. Net income applicable to common shares for the quarter ended March 31, 2005 was $38.2 million, or $0.28 per diluted share of common stock. This compares with net income applicable to common shares of $41.6 million, or $0.31 per diluted share of common stock for the quarter ended March 31, 2004.

Funds From Operations (“FFO”) was $58.9 million, or $0.44 per diluted share of common stock, for the quarter ended March 31, 2005, compared to FFO of $54.0 million, or $0.41 per diluted share of common stock, for the quarter ended March 31, 2004. FFO is a supplemental non-GAAP financial measure used to evaluate the operating performance of real estate investment trusts.

RECENT DEVELOPMENTS

•	Year-to-date the Company has made 12 new investments, including the following:

•	On April 20, 2005, the Company acquired five assisted living facilities for $58 million through a sale-leaseback transaction. These facilities have an initial lease term of 15 years, with two ten-year renewal options. The initial annual lease rate is approximately 9.0% with CPI-based escalators. These properties will be included in a new master lease along with five other properties currently leased to the operator.

•	On April 28, 2005, the Company acquired five medical office buildings for approximately $81 million including assumed debt valued at $29 million. The initial yield is 7.0% with two properties currently in lease up. The yield following lease up is expected to be 8.2%. The medical office buildings include approximately 537,000 rentable square feet and are currently 88% occupied.

•	During the quarter ended March 31, 2005, the Company sold four properties valued at $34 million and recognized a gain of $4.7 million.

•	On April 25, 2005, the Company announced that its Board declared a quarterly cash dividend of $0.42 per share. The common stock cash dividend will be paid on May 19, 2005 to stockholders of record as of the close of business on May 5, 2005.

•	On April 27, 2005, the Company issued $250 million of senior unsecured notes due 2017 with a coupon interest rate of 5.625%. The Company received proceeds of $247 million, which were used to repay borrowings under the revolving credit facility and for general corporate purposes.

•	On April 27, 2005, the Company announced the addition of F. Scott Kellman as Senior Vice President – Business Development effective June 1, 2005. Kellman will join the Company and its senior management team to assist in further implementing growth initiatives at HCP.

COMPANY INFORMATION

Health Care Property Investors, Inc. has scheduled a conference call and webcast for Tuesday, May 3, 2005 at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time) in order to present the Company’s performance and operating results for the quarter ended March 31, 2005. The conference call is accessible by dialing 800-510-9836 (U.S.) and 617-614-3670 (International). The participant pass code is 83697469. The webcast is accessible via the Company’s Internet web site at www.hcpi.com. A webcast replay of the conference call will be available after 2:00 p.m. Eastern Time on May 3, 2005 through May 17, 2005 on the Company’s web site.

Health Care Property Investors, Inc. (NYSE:HCP) is a self-administered real estate investment trust (“REIT”) that invests directly or through joint ventures in healthcare facilities. As of March 31, 2005, the Company’s portfolio of properties, including investments through joint ventures and mortgage loans, included 525 properties in 43 states and consisted of 28 hospitals, 169 skilled nursing facilities, 118 assisted living and continuing care retirement communities, 186 medical office buildings and 24 other health care facilities. For more information on Health Care Property Investors, Inc., visit the Company’s web site at www.hcpi.com.

###

Contact:

Health Care Property Investors, Inc., Long Beach, California

Talya Nevo-Hacohen

Senior Vice President – Strategic Development and Treasurer

(562) 733-5104

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release and in the supplement, which are not historical facts, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These risks and uncertainties include competition for the acquisition and financing of health care facilities, competition for lessees and mortgagors (including new leases and mortgages and the renewal or rollover of existing leases); continuing operational difficulties in the skilled nursing and assisted living sectors; the Company’s ability to acquire, sell or lease facilities and the timing of acquisitions, sales and leasings; changes in healthcare laws and regulations and other changes in the healthcare industry which affect the operations of the Company’s lessees or mortgagors; changes in management; costs of compliance with building regulations; changes in tax laws and regulations; changes in the financial position of the Company’s lessees and mortgagors; changes in rules governing financial reporting, including new accounting pronouncements; and changes in economic conditions, including changes in interest rates and the availability and cost of capital, which affect opportunities for profitable investments. Some of these risks, and other risks, are described from time to time in Health Care Property Investors, Inc.’s Securities and Exchange Commission filings.

HEALTH CARE PROPERTY INVESTORS, INC.

Summary of Information (Unaudited)

In Thousands, Except Per Share Data

	Quarter Ended March 31,
	2005	2004
Revenues	$108,396	$94,986
Net income applicable to common shares	$38,175	$41,552
Basic earnings per share	$0.29	$0.32
Diluted earnings per share	$0.28	$0.31
Shares used to calculate diluted earnings per share	134,529	132,700

Funds from operations (1)	$58,914	$53,978
Basic funds from operations per share (1)	$0.44	$0.41

Diluted funds from operations per share (1)	$0.44	$0.41

Impairments	$—	$975
Per share impact of impairments on diluted funds from operations	$—	$—

(1)	The Company believes that Funds From Operations (FFO) and Basic and Diluted Funds From Operations per share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. The term was designed by the real estate investment trust industry to address this issue.

The Company defines FFO as net income applicable to common shares (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs, and should not be considered an alternative to net income. A reconciliation of net income applicable to common shares to FFO is provided herein.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Statements of Income (Unaudited)

In Thousands, Except Per Share Data

	Quarter Ended March 31,
	2005	2004
Revenues
Rental income	$102,515	$85,226
Equity income from unconsolidated joint ventures	211	1,237
Interest and other income	5,670	8,523

	108,396	94,986

Costs and expenses
Interest	23,238	21,215
Depreciation and amortization	23,771	19,893
Operating	13,344	8,825
General and administrative	7,297	7,269

	67,650	57,202

Income before minority interests	40,746	37,784
Minority interests	(3,147)	(2,865)

Income from continuing operations	37,599	34,919

Discontinued operations
Operating income	1,121	2,908
Gain on sales of real estate, net of impairments	4,738	9,008

	5,859	11,916

Net income	43,458	46,835
Preferred stock dividends	(5,283)	(5,283)

Net income applicable to common shares	$38,175	$41,552

Basic earnings per common share
Continuing operations	$0.24	$0.23
Discontinued operations	0.05	0.09

Net income applicable to common shares	$0.29	$0.32

Diluted earnings per common share
Continuing operations	$0.24	$0.22
Discontinued operations	0.04	0.09

Net income applicable to common shares	$0.28	$0.31

Weighted average shares used to calculate earnings per share
Basic	133,492	130,739

Diluted	134,529	132,700

HEALTH CARE PROPERTY INVESTORS, INC.

Funds From Operations Information (Unaudited)

In Thousands, Except Per Share Data

QUARTERLY RESULTS:

	Quarter Ended March 31,
	2005	2004
Net income applicable to common shares	$38,175	$41,552
Real estate depreciation and amortization:
Continuing operations	23,771	19,893
Discontinued operations	213	1,406
Gain on real estate dispositions	(4,738)	(9,983)
Equity income from unconsolidated joint ventures	(211)	(1,237)
FFO from unconsolidated joint ventures	2,022	2,537
Minority interest expense	3,147	2,865
Minority interest in FFO	(3,465)	(3,055)

Funds from operations (1)	$58,914	$53,978

Distributions on convertible units	$2,120	$—

Diluted funds from operations	$61,034	$53,978

Basic funds from operations per share (1)	$0.44	$0.41

Diluted funds from operations per share (1)	$0.44	$0.41

Shares used to calculate diluted FFO	139,561	132,700

Impairments	$—	$975

Per share impact of impairments on diluted funds from operations	$—	$—

(1)	The Company believes that Funds From Operations (FFO) and Basic and Diluted Funds From Operations per share are important supplemental measures of operating performance for a real estate investment trust. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. The term FFO was designed by the real estate investment trust industry to address this issue.

The Company defines FFO as Net Income applicable to common shares (computed in accordance with U.S. generally accepted accounting principles), excluding gains (or losses) from real estate dispositions, plus real estate depreciation and amortization, and after adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income.

HEALTH CARE PROPERTY INVESTORS, INC.

Consolidated Balance Sheet (Unaudited)

In Thousands, Except Share and Per Share Data

	March 31, 2005	December 31, 2004
Assets
Real estate:
Buildings and improvements	$2,992,801	$3,025,707
Developments in progress	29,631	25,777
Land	294,208	299,461
Less accumulated depreciation	544,496	533,764

Net real estate	2,772,144	2,817,181

Loans receivable, net:
Joint venture partners	778	6,473
Others	143,045	139,919
Investments in and advances to unconsolidated joint ventures	57,380	60,506
Accounts receivable, net of allowance of $719 and $834, respectively	14,225	14,834
Cash and cash equivalents	17,807	20,555
Intangibles, net	18,517	18,872
Other assets, net	24,237	24,294

Total assets	$3,048,133	$3,102,634

Liabilities and Stockholders’ Equity
Bank line of credit	$247,800	$300,100
Senior unsecured notes	1,046,896	1,046,690
Mortgage debt	138,055	139,416
Accounts payable and accrued liabilities	62,399	59,905
Deferred revenue	17,319	15,300

Total liabilities	1,512,469	1,561,411

Minority interests	121,843	121,781
Stockholders’ equity:
Preferred stock, $1.00 par value: 50,000,000 shares authorized; 11,820,000 shares issued and outstanding, liquidation preference of $25 per share	285,173	285,173
Common stock, $1.00 par value: 750,000,000 shares authorized; 134,318,469 and 133,658,318 shares issued and outstanding, respectively	134,318	133,658
Additional paid-in capital	1,416,045	1,403,335
Cumulative net income	1,391,547	1,348,089
Cumulative dividends	(1,801,466)	(1,739,859)
Other equity	(11,796)	(10,954)

Total stockholders’ equity	1,413,821	1,419,442

Total liabilities and stockholders’ equity	$3,048,133	$3,102,634

HEALTH CARE PROPERTY INVESTORS, INC.

Supplemental Financial and Operating Information (Unaudited)

In Thousands

OTHER FINANCIAL INFORMATION

The following summarizes certain information for the quarters ended March 31, 2005 and 2004:

	Quarter Ended March 31, (1)
	2005(2)	2004
Capitalized interest	$307	$174
Amortization of deferred financing costs	963	967
Income from straight-line rents	1,739	569
Lease commissions and tenant and capital improvements	1,495	1,760

	Quarter Ended March 31,
	2005	2004
Rental income:
Medical office buildings	$29,768	$22,046
Other properties	72,747	63,180

	$102,515	$85,226

(1)	This information includes the Company’s proportionate share, based on its 33% interest therein, of amounts for HCP MOP and includes amounts related to assets classified as discontinued operations.
(2)	Straight line rent includes $0.4 million resulting from the Company’s change in estimate related to the collectibility of straight-line rental income during the first quarter of 2005.

HEALTH CARE PROPERTY INVESTORS, INC.

Supplemental Financial and Operating Information (Unaudited)

As of March 31, 2005

Dollars and Square Feet In Thousands

PORTFOLIO - OVERVIEW BY INVESTMENT

	Property Count	Investment		Revenues Less Operating Expenses
		Amount	%	Amount	%
Owned Portfolio	399	$3,313,077	94	$89,171	96
Secured Loan Portfolio	25	138,187	4	3,737	4
Unconsolidated Joint Ventures	101	54,907	2	211	—

Totals	525	$3,506,171	100	$93,119	100

PORTFOLIO - OVERVIEW BY PROPERTY TYPE

	Property Count		Square Ft.	Facility Occupancy %		Number of States
		Beds/Units		3/31/05	12/31/04
Hospital	28	3,383 Beds	3,511	58	56	16
Skilled Nursing	169	20,348 Beds	6,554	80	82	33
ALF & CCRC	118	12,969 Units	12,984	86	85	32
MOB	186	N/A	10,968	91	91	24
Other	24	N/A	1,463	100	100	7

Totals	525		35,480

OPERATOR CONCENTRATION – OWNED AND SECURED LOAN PORTFOLIO

	Property Count	Investment	Revenues Less Operating Expenses
			Amount	%
Tenet Healthcare	8	$422,539	$11,159	12
American Retirement Corp.	15	399,984	10,359	11
Emeritus Corporation	37	248,861	6,747	7
Kindred Healthcare, Inc.	20	79,554	4,133	4
HealthSouth Corporation	9	108,301	3,885	4
Trilogy Healthcare	14	80,669	2,394	3
Beverly Enterprises, Inc.	19	67,601	2,063	2
Pioneer Valley Hospital	2	69,622	1,773	2
HCA Inc.	7	66,992	1,640	2
Tandem Healthcare	9	63,017	1,633	2
Other public companies	25	238,860	6,939	8
Other operators	259	1,605,264	41,485	43

Totals	424	$3,451,264	$94,210	100

HEALTH CARE PROPERTY INVESTORS, INC.

Supplemental Financial and Operating Information (Unaudited)

As of March 31, 2005

Dollars and Square Feet In Thousands

OWNED PROPERTY PORTFOLIO - OVERVIEW BY TYPE

	Property Count	Investment	Beds/ Units	Square Feet	Facility Occupancy %		Cash Flow Coverage	Revenues Less Operating Expenses
					3/31/05	12/31/04
Hospital	26	$711,891	3,269 Beds	3,272	58	56	2.1	$20,142
Skilled Nursing	155	654,248	18,427 Beds	5,988	80	82	1.3	21,697
ALF & CCRC	103	905,518	11,309 Units	11,316	86	85	1.1	22,762
MOB	91	828,051	N/A	5,554	95	94	N/A	18,977
Other	24	213,369	N/A	1,463	100	100	N/A	5,593

Totals	399	$3,313,077		27,593				$89,171

OWNED PROPERTY PORTFOLIO - OVERVIEW BY STATE

	Hospital		Skilled Nursing		ALF & CCRC		MOB		Other		Total
State	No.	Beds	No.	Beds	No.	Units	No.	Square Ft.	No.	Square Ft.	No.
IN	—	—	32	3,768	3	233	13	689	—	—	48
TX	4	326	9	1,079	25	2,634	10	905	—	—	48
CA	3	745	11	1,063	8	629	11	607	3	421	36
FL	2	312	8	930	17	2,545	4	138	—	—	31
UT	1	139	1	120	—	—	21	896	8	509	31
TN	—	—	14	2,161	1	60	4	410	2	101	21
AZ	2	94	3	286	3	550	7	301	—	—	15
WA	—	—	1	168	4	321	6	586	—	—	11
NC	1	355	6	682	2	126	—	—	—	—	9
Other	13	1,298	70	8,170	40	4,211	15	1,022	11	432	149

Totals	26	3,269	155	18,427	103	11,309	91	5,554	24	1,463	399

OWNED PROPERTY PORTFOLIO - SAME-PROPERTY GROWTH (1) (2)

	Number of Properties	Revenues Less Operating Expenses % Change
Medical office buildings	79	0.1%
Other properties	274	2.8

(1)	Revenue includes $0.7 million of straight-line rental income, or 1.1% of revenues less operating expenses, during the first quarter of 2005, which resulted from the Company recognizing rental income on a straight-line basis for certain operators, including American Retirement Corporation, beginning in the fourth quarter of 2004. Revenue was not recognized on a straight-line basis for such operators during the comparable period in the previous year.
(2)	Reflects comparable facilities for the three months ended March 31, 2005 versus March 31, 2004.

HEALTH CARE PROPERTY INVESTORS, INC.

Supplemental Financial and Operating Information (Unaudited)

As of March 31, 2005

Dollars and Square Feet In Thousands

SECURED LOAN PORTFOLIO - OVERVIEW BY PROPERTY TYPE

	Property Count	Investment	Beds/ Units	Square Feet	Facility Occupancy %		Debt Service Coverage	Revenues
					3/31/05	12/31/04
Hospital	2	$57,434	114 Beds	239	68	68	3.8	$1,521
Skilled Nursing	14	53,735	1,921 Beds	566	77	77	2.1	1,511
ALF & CCRC	9	27,018	537 Units	407	81	82	1.3	705

Totals	25	$138,187		1,212				$3,737

UNCONSOLIDATED JOINT VENTURES

	Property Count	Investment (1)	Beds/ Units	Square Feet	Occupancy %		Number of States
					3/31/05	12/31/04
Medical office buildings – HCP MOP	95	$50,586	N/A	5,414	88	88	14
ALF & CCRC	6	4,321	1,123	1,261	81	78	4

Totals	101	$54,907		6,675

(1)	The carrying amount of real estate assets within the unconsolidated joint ventures after adding back accumulated depreciation was $454.9 million for HCP MOP and $135.1 million for all others.

HEALTH CARE PROPERTY INVESTORS, INC.

Supplemental Financial and Operating Information (Unaudited)

As of March 31, 2005

NOTES AND GLOSSARY FOR SUPPLEMENTAL FINANCIAL AND OPERATING INFORMATION

General Note

The data provided in the Supplemental Financial and Operating Information reflects financial and operating information for assets in HCP’s portfolio as of March 31, 2005, but excludes all data related to assets sold/repaid and assets held for sale as of and for the three months ended March 31, 2005, unless otherwise indicated.

Glossary

ALF: Assisted living facility.

Assets Held for Sale: Assets that are classified as discontinued operations in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. At March 31, 2005, 11 assets classified as discontinued operations are included in our consolidated balance sheet under real estate, and one asset owned by HCP MOP is classified by the venture as discontinued operations. The 12 assets classified in discontinued operations include six skilled nursing facilities, two ALFs, two MOBs and two Other facilities.

Beds/Units/Square Feet: Hospitals and skilled nursing facilities are measured by licensed bed count. ALFs and CCRCs are stated in units (studio, one or two bedroom units). MOBs and other health care facilities are measured in square feet.

Cash Flow Coverage: Represents the facilities’ EBITDAR for the most recent twelve months of available data divided by the annualized rent due to HCP. EBITDAR includes an imputed management fee of 2% for acute care hospitals and 5% for skilled nursing and ALF & CCRC, which HCP believes represents typical management fees in their respective industries. The coverages shown exclude newly completed facilities under start-up, vacant facilities, and facilities for which data is not available or meaningful. Results exclude data related to nine rehabilitation hospitals leased to HealthSouth until HealthSouth provides assurance about its financial information. Results also exclude data related to 36 ALFs leased to Emeritus since the operator has elected not to allocate the cost of a recent liability judgment to each of the facilities until the ultimate outcome of that judgment is clear.

CCRC: Continuing care retirement community.

Debt Service: Represents the periodic payment of principal (excluding balloon payment) and interest expense on secured loans.

Debt Service Coverage: Represents the facilities’ EBITDAR for the most recent 12 months of available data divided by the annualized debt service due to HCP. EBITDAR includes an imputed management fee of 2% for acute care hospitals and 5% for skilled nursing and ALF & CCRC which HCP believes represents typical management fees in their respective industries. The coverages shown exclude newly completed facilities under start-up, vacant facilities, and facilities for which data is not available or meaningful. Results exclude data related to one ALF that secures a loan to Emeritus since the operator has elected not to allocate the cost of a recent liability judgment to this facility until the ultimate outcome of that judgment is clear.

EBITDAR: Earnings Before Interest, Taxes, Depreciation, Amortization and Rent. An approximate measure of a facility’s operating cash flow based on data from the facility’s income statement provided by the lessee or borrower.

FFO: The Company defines FFO as Net Income applicable to common shares (computed in accordance with U.S. generally accepted accounting principles), excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization, with adjustments for joint ventures. Adjustments for joint ventures are calculated to reflect FFO on the same basis. FFO does not represent cash generated from operating activities in accordance with U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income.

HCP MOP: HCP Medical Office Portfolio, LLC, an unconsolidated joint venture, for which the Company is managing member and has a 33% interest therein.

Investment: Represents the carrying amount of our real estate assets after adding back accumulated depreciation for owned properties and the carrying amount of our investment in unconsolidated joint ventures and mortgage loans receivable. Excludes assets to be sold and classified as discontinued operations.

MOB: Medical office building.

Occupancy: For hospitals, skilled nursing facilities and ALF & CCRC, this represents the facilities’ operating occupancy for the most recent two quarters of available data. The percentages are calculated based on licensed beds, available beds and units for hospitals, skilled nursing facilities and ALF & CCRC, respectively. The percentages shown exclude newly completed facilities under start-up, vacant facilities, and facilities for which data is not available or meaningful. All facility operating performance data were derived solely from information provided by lessees and borrowers. For MOBs and Other properties, this represents the percentage of rentable square feet occupied.

“Other” Property Type: Consists of physician group practice clinics, healthcare laboratory and laboratory research facilities, and health and wellness centers.

Revenues Less Operating Expenses: Because the tenant is responsible for operating expenses under a triple net lease, management believes revenues are not comparable between property types without deducting our operating expenses for properties leased under gross or modified gross leases. Operating expenses are property level costs and exclude depreciation expense. Revenue includes tenant reimbursements for operating costs and excludes non-property related revenue. Revenue less operating expenses for our secured loan portfolio and unconsolidated joint ventures represents interest income and equity income from unconsolidated joint ventures, respectively.